UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15(d)

Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported): December 23, 2015 (December 23, 2015)

HEALTHCARE REALTY TRUST INCORPORATED

(Exact Name of Registrant as Specified in Charter)

MARYLAND	001-11852	62-1507028
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3310 West End Ave. Suite 700 Nashville, Tennessee 37203

(Address of principal executive offices) (Zip Code)

(615) 269-8175

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 29, 2013, Healthcare Realty Trust Incorporated (the “Company”) entered into sales agreements with each of Cantor Fitzgerald & Co. (the “Sales Agent”) and three other sales agents to sell up to an aggregate of 9,000,000 shares of the Company’s common stock from time to time through the sales agents. As of December 23, 2015, there were no remaining shares available under the prior sales agreements resulting in the automatic termination of the sales agreements, except for the Company’s sales agreement with Cantor Fitzgerald & Co., which was amended on December 23, 2015 (the “Sales Agreement”) to allow for the offer and sale of up to 2,500,000 additional shares of the Company’s common stock (the “Securities”).

Pursuant to the Sales Agreement, the Securities may be offered and sold through the Sales Agent in transactions that are deemed to be “at the market” offerings as defined in Rule 415 of the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange, as well as in privately negotiated transactions. The Sales Agreement provides that the Sales Agent will be entitled to compensation up to 2.00% of the gross proceeds of the Securities sold from time to time under the Sales Agreement. The Company has no obligation to sell any of the Securities under the Sales Agreement, and may at any time suspend solicitation and offers under the Sales Agreement. The Sales Agreement is subject to customary terms and conditions.

The Securities will be issued pursuant to the Company’s automatic shelf registration statement on Form S-3 (File No. 333-194037). The Company filed a prospectus supplement, dated December 23, 2015, with the Securities and Exchange Commission in connection with the offer and sale of the Securities.

The disclosure in this item is not an offer to sell, nor a solicitation of an offer to buy securities, nor shall there be any sales of these securities in any state or jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. An offering, if any, will be made solely by means of a prospectus supplement and an accompanying prospectus under the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-194037).

Copies of the Sales Agreement and the amendment thereto are attached as Exhibits 1.1 and 1.2 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

1.1	Controlled Equity Offering Sales Agreement, dated March 29, 2013, between Healthcare Realty Trust Incorporated and Cantor Fitzgerald & Co.(1)

1.2	Amendment to Controlled Equity Offering Sales Agreement, dated December 23, 2015, between Healthcare Realty Trust Incorporated and Cantor Fitzgerald & Co.

5	Opinion of Waller Lansden Dortch & Davis, LLP.

8	Tax Opinion of Waller Lansden Dortch & Davis, LLP.

23	Consents of Waller Lansden Dortch & Davis, LLP (included in Exhibits 5 and 8).

(1)	Filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on March 29, 2013 and hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE REALTY TRUST INCORPORATED

By:	/s/ Scott W. Holmes
Scott W. Holmes
Executive Vice President and Chief Financial Officer

Date: December 23, 2015